Other financial assets and other non-current assets	12 Months Ended
Dec. 31, 2023
Other financial assets and other non-current assets
Other financial assets and other non-current assets

Note 17. Other financial assets and other non-current assets

The following table represents the composition of other financial assets and other non-current assets:

	As of December 31,
in €‘000	2023	2022
Loans receivable (net of expected credit loss)	1,354	1,473
Deposits	2,150	1,650
Equity investments	6,346	2,820
Other financial assets	1,956	3,198
Prepayment non-current	—	35,304
Total	11,806	44,445

Loans receivable (net of expected credit loss)

The following table displays the composition and movements of loans receivable:

Composition and movements of loan receivables
	Loans
in €‘000	non-current	Loans current	Total
Balance as of January 1, 2022	1,201	567	1,768
Collection of loans receivable	—	(208)	(208)
Interest	272	18	290
Income	—	5	5
Others	—	(23)	(23)
Balance as of December 31, 2022	1,473	359	1,832
Issuance loans receivable	—	935	935
Write-off loans receivable	—	(935)	(935)
Collection of loans receivable	—	(41)	(41)
Interest	—	—	—
Income	—	—	—
Others	(119)	(8)	(127)
Balance as of December 31, 2023	1,354	310	1,664

The provision for Expected Credit Losses (“ECLs”) for loans receivable as of December 31, 2023 and 2022 is €14.3 million.

Equity investments

On August 9, 2021, the Company acquired a 14.4% stake in Gameradar (Hainan) Technology Co., Ltd.(“Gameradar”). The Company classified the investment as an equity investment, rather than investment in associate because the Company did not have the power to participate in financial and operating policy decisions of Gameradar. The Company designated the investment at fair value through other comprehensive income (“FVOCI") because it represents investment that the Company intends to hold long term for strategic purposes.

The Company’s investment in Gameradar totaled a fair value of €2.7 million and €2.8 million as of December 31, 2023 and 2022, respectively, and was categorized as Level 3 (see Note 26). This was because the shares were not listed on an exchange and there were no recent observable arm’s length transactions in the shares.

On March 24, 2023, Sportradar Solutions, LLC, a wholly-owned subsidiary of the Company, acquired 18.7% of the outstanding membership interests in a company located in the United States which intends to utilize artificial intelligence technologies in content creation and fan engagement in the sports industry for cash consideration of €3.7 million. Management classified the investment as an equity investment, rather than investment in associate because the Company did not have significant influence over the financial and operating policy decisions. The Company designated the investment at FVOCI because it represents an investment that the Company intends to hold long term for strategic purposes.

The Company’s investment totaled a fair value of €3.6 million as at December 31, 2023. The fair value of this investment was categorized as Level 3 as of December 31, 2023 (see Note 26). This was because the common units were not listed on an exchange and there were no recent observable arm’s length transactions in the common units.

Prepayment non-current

On November 16, 2021, the Company entered into an eight-year exclusive binding partnership arrangement (the “NBA Partnership Agreement”) with the National Basketball Association (the “NBA”) and recognized 20% of the immediately vested warrants at the grant date as non-current prepayment with the corresponding increase in equity in amount of €35.3 million. The license commenced on October 1, 2023, at which date these warrants were remeasured at a fair value of €87.3 million and recognized as an intangible asset. Refer to Note 31.